UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                February 9, 2005
                                                         -----------------------


                            Maverick Tube Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-10651                       43-1455766
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   (State or other
    jurisdiction of        (Commission File Number)            (IRS Employer
     incorporation)                                          Identification No.)


 16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                  636.733.1600
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N/A
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]        Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

The Company announced on February 9, 2005, its fourth quarter and year end 2004 results. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will supply certain historical and financial information to certain analysts who cover the Company's common stock during its fourth quarter and year end 2004 earnings conference call on Thursday, February 10, 2005, at 10:00 a.m. CT. The financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         No.               Description
         99.1              Text of press release dated February 9, 2005
         99.2              Certain historical financial information

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAVERICK TUBE CORPORATION


Date:  February 9, 2005                 By: /s/ Joyce M. Schuldt
                                            ------------------------------------
                                            Joyce M. Schuldt
                                            Vice President, Chief Legal Counsel
                                            and Assistant Secretary